SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                ----------------

                      PURSUANT TO SECTION13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 JANUARY 14, 2004

                         RECKSON ASSOCIATES REALTY CORP.
                                       AND
                       RECKSON OPERATING PARTNERSHIP, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         RECKSON ASSOCIATES REALTY CORP.
                                    MARYLAND
                       RECKSON OPERATING PARTNERSHIP, L.P.
                                    DELAWARE
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                              Reckson Associates Realty Corp.
        1-13762                                           11-3233650
                                             Reckson Operating Partnership, L.P.
                                                          11-3233647
(COMMISSION FILE NUMBER)                          (IRS EMPLOYER ID. NUMBER)

          225 BROADHOLLOW ROAD
           MELVILLE, NEW YORK                                11747
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 (631) 694-6900
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

Reckson Associates Realty Corp. (the "Company") and Reckson Operating Partnership, L.P. ("Operating Partnership") are revising their historical financial statements in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). During November 2003, the Company through the Operating Partnership sold certain properties and in compliance with SFAS 144 has reported revenues and expenses from these properties as income from discontinued operations for each period presented in its quarterly report filed for the quarter ended September 30, 2003 (including the comparable period of the prior year). Consistent with the rules and regulations of the SEC applicable to us we are reclassifing the reported revenue and expenses from these properties as income from discontinued operations in our annual financial statements for each of the three years shown in the Company's and the Operating Partnership's last annual report on Form 10-K for the year ended December 31, 2002, since those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to a period prior to the date of the sale. These reclassifications have no effect on the Company's or the Operating Partnership's reported net income available to common shareholders or funds from operations ("FFO"). This Report on Form 8-K updates Items 6, 7, 8 and 15(a)1 of the Company's and the Operating Partnership's Forms 10-K to reflect those properties sold during 2003 as discontinued operations. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

     23.1   Consent of Independent Auditors - Reckson Associates Realty Corp.

     23.2   Consent of Independent Auditors - Reckson Operating Partnership,
            L.P.

     31.1 Certification of Scott H. Rechler, Chief Executive Officer and President of Reckson Associates Realty Corp., pursuant to Rule 13a-14(a) or Rule 15(d)-14(a)

     31.2 Certification of Michael Maturo, Executive Vice President and Chief Financial Officer of Reckson Associates Realty Corp., pursuant to Rule 13a-14(a) or Rule 15(d)-14(a)

     31.3 Certification of Scott H. Rechler, Chief Executive Officer and President of Reckson Associates Realty Corp., the sole general partner of Reckson Operating Partnership, L.P., pursuant to Rule 13a-14(a) or Rule 15(d)-14(a)

     31.4 Certification of Michael Maturo, Executive Vice President and Chief Financial Officer of Reckson Associates Realty Corp., the sole general partner of Reckson Operating Partnership, L.P., pursuant to Rule 13a-14(a) or Rule 15(d)-14(a)

     32.1 Certification of Scott H. Rechler, Chief Executive Officer and President of Reckson Associates Realty Corp., pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code

     32.2 Certification of Michael Maturo, Executive Vice President and Chief Financial Officer of Reckson Associates Realty Corp., pursuant to
            Section 1350 of Chapter 63 of Title 18 of the United States Code.

     32.3 Certification of Scott H. Rechler, Chief Executive Officer and President of Reckson Associates Realty Corp., the sole general partner of Reckson Operating Partnership, L.P., pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code

     32.4 Certification of Michael Maturo, Executive Vice President and Chief Financial Officer of Reckson Associates Realty Corp., the sole general partner of Reckson Operating Partnership, L.P., pursuant to
            Section 1350 of Chapter 63 of Title 18 of the United States Code

     99.1 Reckson Associates Realty Corp., revised financial information for the years ended December 31, 2002, 2001 and 2000 for the adoption of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets"

     99.2 Reckson Operating Partnership, L.P., revised financial information for the years ended December 31, 2002, 2001 and 2000 for the adoption of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets"


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 RECKSON ASSOCIATES REALTY CORP.

                                                 By:          /s/ Michael Maturo
                                                     ---------------------------
                                                                  Michael Maturo
                                                         Chief Financial Officer

Date: January 14, 2004


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